United States

Securities and Exchange Commission

Washington, D.C. 20549

______________________

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF

THE SECURITIES EXCHANGE ACT OF 1934

_______________________

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GLOBAL ARENA HOLDING, INC.

(Name of Registrant as Specified In Its Charter)

_______________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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GLOBAL ARENA HOLDING, INC.

208 East 51st Street, Suite 112

New York, NY 10022

(646) 801-6146

NOTICE OF 2019 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON OCTOBER 11, 2019

Dear Stockholder:

You are cordially invited to attend the 2019 Annual Meeting of Stockholders (which we refer to as the “Annual Meeting”) of Global Arena Holding, Inc., a Delaware corporation (which we refer to as “we,” “us,” “our,” or the “Company”), to be held at the Kimberly Hotel, 145 E. 50th St., New York, New York 10022 at 10:00 a.m. local time, on October 11, 2019.

At the Annual Meeting, you will be asked to consider and vote upon the following proposals to: (1) elect three (3) directors to serve for the ensuing year as members of the Board of Directors of the Company, (2) authorize an increase in the Company’s authorized capital stock to 2,000,000,000 (two billion); (3) ratify the appointment of Raul Carrega, CPA as our independent registered public accounting firm for the fiscal year ending December 31, 2019 and (4) transact such other business as may properly come before the Annual Meeting or at any continuation, postponement or adjournment thereof. The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement describe these matters in more detail. We urge you to read this information carefully.

The Company currently has 985,539,957 common shares outstanding out of our 1,000,000,000 (one billion) authorized shares.

The Board of Directors recommends a vote: FOR each of the three (3) nominees for director named in the Proxy Statements, FOR the authorization of the increase in authorized capital stock of the Company to 2,000,000,000 (two billion), and FOR the ratification of the appointment of Raul Carrega, CPA as our independent registered public accounting firm for the fiscal year ending December 31, 2019.

Whether or not you attend the Annual Meeting in person, and regardless of the number of shares of Global Arena Holding, Inc. that you own, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to vote your shares of common stock by promptly marking, dating, signing, and returning the accompanying proxy card via mail or fax. Voting by written proxy will ensure that your shares are represented at the Annual Meeting.

On behalf of the Board of Directors of Global Arena Holding, Inc., we thank you for your participation.

Sincerely,

/s/ John Matthews
John Matthews
Chief Executive Officer/President

GLOBAL ARENA HOLDING, INC.

208 East 51st Street, Suite 112

New York, NY 10022

(646) 801-6146

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON OCTOBER 11, 2019

The 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of Global Arena Holding, Inc., a Delaware corporation ( “we,” “us,” “our,” or the “Company”), will be held on Friday, October 11, 2019 at 10:00 a.m. local time, at the Kimberly Hotel, 145 E. 50th St., New York, NY 10022. We will consider and act on the following item of business at the Annual Meeting:

1. To re-elect three (3) directors to serve as members of the Board of Directors of the Company (our “Board”) until the next annual meeting of stockholders and until their successors are duly elected and qualified.  The director nominees named in the Proxy Statement for election to our Board are: John Matthews, Martin Doane, and Facundo Bacardi;

2. To authorize an increase in the Company’s authorized capital stock to 2,000,000,000 (two billion);

3. To ratify the appointment of Raul Carrega, CPA as the Company’s independent registered public accounting firm for the year ending December 31, 2019; and

4. To transact such other business as may properly come before the Annual Meeting or at any continuation, postponement or adjournment thereof.

The Proxy Statement accompanying this Notice describes this item of business in detail. Only stockholders of record at the close of business on August 30, 2019 are entitled to notice of, to attend, and to vote at, the Annual Meeting or any continuation, postponement or adjournment thereof.

All stockholders are cordially invited to attend the Annual Meeting in person. To ensure your representation at the Annual Meeting, you are urged to vote your shares of common stock by promptly marking, dating, signing, and returning the accompanying proxy card via mail or fax. Voting instructions are printed on your proxy card and included in the accompanying Proxy Statement. Any stockholder attending the Annual Meeting may vote in person even if he or she previously submitted a proxy. If your shares of common stock are held by a bank, broker or other agent, please follow the instructions from your bank, broker or other agent to have your shares voted.

  The Board of Directors unanimously recommends a vote “for” the approval of the proposal to be submitted at the meeting.

Sincerely,

/s/ John Matthews
John Matthews
Chief Executive Officer/President

GLOBAL ARENA HOLDING, INC.

208 East 51st Street, Suite 112

New York, NY 10022

(646) 801-6146

PROXY STATEMENT

FOR 2019 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON OCTOBER 11, 2019

INFORMATION ABOUT THE ANNUAL MEETING

General

Your proxy is solicited on behalf of the Board of Directors (“Board”) of Global Arena Holding, Inc., a Delaware corporation (“we,” “us,” “our,” or the “Company”), for use at our 2019 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Friday, October 11, 2019, at 10:00 a.m. local time, at the Kimberly Hotel, 145 E. 50th St., New York, NY 10022, or at any continuation, postponement or adjournment thereof, for the purposes discussed in this Proxy Statement and in the accompanying Notice of Annual Meeting. Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the Annual Meeting.

We intend to mail the Notice on or about September 7, 2019 to all stockholders of record entitled to vote at the Annual Meeting.  As of August 22, 2019, there are about 11,046 stockholders.

Why am I receiving these materials?

  At the Annual Meeting, the shareholders will act upon the matters described in the notice of meeting contained in this Proxy Statement, including the adoption of the amended articles of incorporation, the election of directors, and the ratification of Raul Carrega, CPA as the Company’s independent registered public accounting firm for the year ending December 31, 2019.  We sent you this proxy statement and the enclosed proxy card because the Board of Directors of the Company is soliciting your proxy to vote at the Annual Meeting.  You are invited to attend the Annual Meeting to vote on the proposals described in this proxy statement.  However, you do not need to attend the meeting to vote your shares.  Instead, you may simply complete, sign, and return the enclosed proxy card.

Who Can Vote, Outstanding Shares

Record holders of our common stock as of the close of business on August 30, 2019, the record date for the Annual Meeting, are entitled to vote at the Annual Meeting on all matters to be voted upon. As of the record date, there were 985,539,957 shares of our common stock outstanding, each entitled to one vote, out of the 1,000,000,000 (one billion) authorized shares.

Voting of Shares

You may vote by attending the Annual Meeting and voting in person or you may vote by submitting a proxy. The method of voting by proxy differs for shares held as a record holder and shares held in “street name.” If you hold your shares of common stock as a record holder, you may vote your shares by completing, dating and signing the proxy card and promptly returning the proxy card via mail or facsimile. If you hold your shares of common stock in street name, which means that your shares are held of record by a broker, bank or other nominee, you will receive the Notice from your broker, bank or other nominee that includes instructions on how to vote your shares.

If you are a stockholder of record, you may vote your shares as follows:

•To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

•To vote using the proxy card that will be delivered to you, simply complete, sign, and date the proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

YOUR VOTE IS VERY IMPORTANT. You should submit your proxy even if you plan to attend the Annual Meeting. If you properly give your proxy and submit it to us in time to vote, one of the individuals named as your proxy will vote your shares as you have directed. Any stockholder attending the Annual Meeting may vote in person even if he or she previously submitted a proxy.

All shares entitled to vote and represented by properly submitted proxies (including those submitted writing) received before the polls are closed at the Annual Meeting, and not revoked or superseded, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies. If no direction is indicated on a proxy, your shares will be voted as follows:

•FOR each of the three (3) nominees for director named in the Proxy Statement,

•FOR the authorization to increase the Company’s authorized capital stock to 2,000,000,000 (two billion), and

•FOR the ratification of the appointment of Raul Carrega, CPA as our independent registered public accounting firm for the fiscal year ending December 31, 2019.

With respect to any other matter that properly comes before the Annual Meeting or any continuation, postponement or adjournment thereof, the proxy-holders will vote as recommended by our Board, or if no recommendation is given, in their own discretion.

What am I voting on?

You are voting on three proposals:

1) The election of the three (3) nominees for director named in the Proxy Statement.

2) The authorization to increase the Company’s authorized capital stock to 2,000,000,000 (two billion).

3) The ratification of Raul Carrega, CPA as our Independent Registered Public Accounting Firm.

What are the Board’s recommendations?

The Board recommends a vote:

1) For the election of the three (3) nominees for director named in the Proxy Statement.

2) For the authorization to increase the Company’s authorized capital stock to 2,000,000,000 (two billion).

3) For the ratification of Raul Carrega, CPA as our Independent Registered Public Accounting Firm

We will also consider any other business that properly comes before the Annual Meeting, or any adjournment or postponement thereof. As of the record date, we are not aware of any other matters to be submitted for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named on the enclosed proxy card will vote the shares as recommended by our Board, or if no recommendation is given, in their own discretion.

Revocation of Proxy

If you are a stockholder of record, you may revoke your proxy at any time before your proxy is voted at the Annual Meeting by taking any of the following actions:

•delivering to our corporate secretary a signed written notice of revocation, bearing a date later than the date of the proxy, stating that the proxy is revoked;

•signing and delivering a new proxy card, relating to the same shares and bearing a later date than the original proxy card; or

•attending the Annual Meeting and voting in person, although attendance at the Annual Meeting will not, by itself, revoke a proxy.

Written notices of revocation and other communications with respect to the revocation of Company proxies should be addressed to:

Global Arena Holding, Inc.

208 East 51st Street, Suite 112

New York, NY 10022

(646) 801-6146

If your shares are held in “street name,” you may change your vote by submitting new voting instructions to your broker, bank or other nominee. You must contact your broker, bank or other nominee to find out how to do so. See below regarding how to vote in person if your shares are held in street name.

Voting in Person

If you plan to attend the Annual Meeting and wish to vote in person, you will be given a ballot at the Annual Meeting. Please note, however, that if your shares are held in “street name,” which means your shares are held of record by a broker, bank or other nominee, and you wish to vote at the Annual Meeting, you must bring to the Annual Meeting a legal proxy from the record holder of the shares, which is the broker or other nominee, authorizing you to vote at the Annual Meeting. Stockholders who wish to attend the Annual Meeting will be required to present verification of ownership of our common stock, such as a bank or brokerage firm account statement, and will be required to present a valid government-issued picture identification, such as a driver’s license or passport, to gain admittance to the Annual Meeting. No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the Annual Meeting.

Quorum and Votes Required

The inspector of elections appointed for the Annual Meeting will tabulate votes cast by proxy or in person at the Annual Meeting. The inspector of elections will also determine whether a quorum is present. In order to constitute a quorum for the conduct of business at the Annual Meeting, a majority in voting power of all of the 985,539,957 shares of the stock entitled to vote at the Annual Meeting must be present in person or represented by proxy at the Annual Meeting. Shares that abstain from voting on any proposal, or that are represented by broker non-votes (as discussed below), will be treated as shares that are present and entitled to vote at the Annual Meeting for purposes of determining whether a quorum is present.

A broker non-vote occurs when a broker, bank or other agent holding shares for a beneficial owner has not received instructions from the beneficial owner and does not have discretionary authority to vote the shares for certain non-routine matters. Shares represented by proxies that reflect a broker non-vote will be counted for purposes of determining the presence of a quorum. The election of directors (Proposal 1), the authorization effectuate a 1 for 4 reverse split of the Company’s outstanding common shares (Proposal 2) and the ratification of the appointment of Raul Carrega, CPA as our independent registered public accounting firm (Proposal 3) are considered a routine matter on which a broker, bank or other agent has discretionary authority to vote, so there will not be any broker non-votes in connection with these proposals.

What is the effect of not voting?

  It will depend on how your share ownership is registered.  If you own shares as a registered holder and do not vote, your unvoted shares will not be represented at the meeting and will not count toward the quorum requirement.  If a quorum is obtained, your unvoted shares will not affect whether a proposal is approved or rejected.

  If you own shares in street name and do not vote, your broker may represent your shares at the meeting for purposes of obtaining a quorum.  In the absence of your voting instructions, your broker may or may not vote your shares in its discretion depending on the proposals before the meeting.  Your broker may vote your shares in its discretion on routine matters.  With regard to non-routine matters, broker non-votes will be counted towards a quorum, but will not be counted for any purpose in determining whether these matters have been approved.  Abstentions will be counted toward the tabulation of votes and will have the same effect as negative notes.  Once a share is represented at the Annual Meeting, it will be deemed present for quorum purposes throughout the Annual Meeting (including any adjournment or postponement of that meeting unless a new record date is or must be set for such adjournment or postponement).

What vote is required to approve the proposals?

  If a quorum is present at the Annual Meeting, then the election of each director, the authorization to increase the Company’s authorized capital stock to 2,000,000,000 (two billion), and the ratification of the Independent Registered Public Accounting Firm requires the affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting.

Solicitation of Proxies

Our Board is soliciting proxies for the Annual Meeting from our stockholders. We will bear the entire cost of soliciting proxies from our stockholders. In addition to the solicitation of proxies by delivery of the Notice or this Proxy Statement by mail, we will request that brokers, banks and other nominees that hold shares of our common stock, which are beneficially owned by our stockholders, send Notices, proxies and proxy materials to those beneficial owners and secure those beneficial owners’ voting instructions. We will reimburse those record holders for their reasonable expenses. We intend to hire a proxy solicitor to assist in the solicitation of proxies. In addition, we may use several of our regular employees, who will not be specially compensated, to solicit proxies from our stockholders, either personally or by Internet, facsimile or special delivery letter.

PROPOSAL I

RE-ELECTION OF DIRECTORS

Board Nominees

The Board of Directors recommends the following nominees for election as directors and recommends that each shareholder vote “FOR” the nominees.  Executed proxies in the accompanying form will be voted at the annual meeting in favor of the election as directors of the nominees named below, unless authority to do so is withheld.

Our Board of Directors has nominated John S. Matthews, Facundo Bacardi, and Martin Doane to stand for re-election as directors with their terms to expire at the next Annual Meeting of Shareholders.

The persons nominated for election have agreed to serve if elected, and the Board of Directors has no reason to believe that any of these nominees will be unavailable or will decline to serve.  In the event, however, that any of the nominees are unable or decline to serve as a director at the time of the Annual Meeting, the persons designated as proxies will vote for any nominee who is designated by our current Board of Directors to fill the vacancy.

All of the nominees for director named above are currently directors of the Company and are proposed to be elected at the Annual Meeting to serve for the terms described above.  Directors are elected by a plurality of the votes cast (assuming a quorum is present at the Annual Meeting), meaning that the nominees receiving the highest number of affirmative votes of the votes represented at the Annual Meeting will be elected as directors.  Proxies solicited by the Board will be voted “FOR” the nominees named above unless a shareholder specifies otherwise.

  The following is biographical information and the age (as of the Record Date) for each person nominated to continue to serve as a director of the Company:

Name	Age	Position with the Company
John Matthews	58	Chief Executive Officer, Interim Chief Financial Officer Chairman of the Board of Directors
Facundo Bacardi	73	Director
Martin Doane	55	Director

Vacancies on our Board, including any vacancy created by an increase in the size of our Board, may be filled only by a majority of the directors remaining in office (even though they constitute less than a quorum of our Board) or a sole remaining director, or a majority vote by the stockholders. A director elected by our Board to fill a vacancy will serve until the next Annual Meeting of stockholders and until such director’s successor is elected and qualified, or until such director’s earlier retirement, resignation, disqualification, removal or death.

If any nominee should become unavailable for election prior to the Annual Meeting, an event that currently is not anticipated by our Board, the proxies will be voted in favor of the election of a substitute nominee or nominees proposed by our Board. Each nominee has agreed to serve if elected and our Board has no reason to believe that any nominee will be unable to serve.

Information about Director Nominees

Set forth below is biographical information for each nominee and a summary of the specific qualifications, attributes, skills and experiences, which led our Board to conclude that each nominee should serve on our Board at this time.

John Matthews, age 58, has served as the Chief Executive Officer, Chief Financial Officer, and director of Global Arena Holding Inc.  Mr. Matthews has served as the Chairman of Global Election Services since 2015 and a Director of GAHI Acquisition Corp. since 2015.  In these positions, he has directed the investment into Blockchain Technologies Corp and has initiated the upgraded elections software and hardware applications covering registration, election tabulation, and reporting.  Mr. Matthews has been involved in United States politics since the 1980s, having worked on and for numerous State, Congressional and Presidential elections.  Mr. Matthews worked on Senator Daniel Patrick Moynihan’s campaign for the US Senate in 1988 and concurrently served as Senator Moynihan’s Director of the Senator’s New York Office acting as the Senator’s senior Ombudsman, and was responsible for all constituent services and legislative initiatives.  Mr. Matthews served as the Chairman and Chief Executive Officer of the Company’s former subsidiary, Global Arena Capital Corp., a registered broker dealer, from 2007 to 2014.  Global Arena Capital Corp. was sold in August 2014.  Prior to this, Mr. Matthews served as an officer in various United States broker dealers.  He received a BA from Long Island University in 1987.

Facundo Bacardi, age 73, is a current shareholder and member of the family that owns and controls Bacardi Ltd., a worldwide liquor manufacturer and distributor.  From 1979 to 1991, he was in charge of Bacardi’s manufacturing and distribution division for Nassau, Brazil, Trinidad and Central America.  Currently, Mr. Bacardi serves as a director of Suramericana de Inversiones, S.A., an investment company located in Panama, and has served in that capacity since 1990.

Martin J. Doane, age 55, is a director of Global Arena Holdings Corp. since November 7, 2011.  He has been a founding partner and CEO of Ubequity Capital since 2006.  He served as vice president and secretary of Northern Empire Energy Corporation from March 20, 2012 to September 4, 2013.  He was the chief executive officer of Adenyo Inc. from 2004 through 2009.  He has served as the chief executive officer of MeeMee Media Inc. since April 2013.  He was the vice president and secretary of EnDev Holdings Inc. from July 2010 to April 2013.

Mr. Doane is a graduate of the University of Western Ontario and holds an LL.B. from Osgoode Hall Law School.

Recommendation

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES LISTED ABOVE.

PROPOSAL II

AUTHORIZATION FOR THE INCREASE IN AUTHORIZED CAPITAL STOCK

Purpose of the Increase in Authorized Capital Stock

The Board believes that increasing the authorized capital stock is in the Company’s and the Company’s shareholders’ best interests.  The Company is currently pursuing several agreements to further our business plans.  These agreements will require the issuance of additional shares.  Effectuating the increase in authorized shares will allow the Company to pursue these agreements to add shareholder value.

1)The Company’s operating subsidiary Global Election Services, Inc. (“GES”) is growing our existing organized labor/union business by using our new registration and OMR/OCR/Barcode scanning software for Paper/Mail ballots in conjunction with the introduction of online voting, which will save our clients significant dollars in the reduction of printing and US Mail and increase our margins. The Company, working with its joint venture partner Voting Portals, LLC, will expand its online voting platforms for Residential Organizations, Co-Ops and Condos, and other Associations. The Board intends to enter an asset purchase agreement with Election Services Solutions, LLC (the “APA”).  Under the APA, the Company will purchase 100% of the assets of Election Services Solutions, LLC.  The Board believes that these agreements are vital to the future growth of the Company.  As such, the increase in authorized capital stock is necessary to ensure that enough common shares are available to issue under these agreements. On May 10, 2019, the Company entered into an Amended asset purchase agreement with Election Services Solutions, LLC.  Under the amended APA, the Company will purchase 100% of the assets of Election Services Solutions, LLC.  The Company will pay $550,000, of which $501,150 has already been paid, and issue 20,000,000 common shares to purchase these assets under this amended APA. The closing of this transaction will occur upon the approval of certain corporate actions at the 2019 annual meeting.

Upon the closing of this transaction, the Company will have paid a total of $550,000 and issued 20,000,000 common shares to purchase all of the assets of Election Services Solutions, LLC, which will be used for expanding our business.

2)The Board intends to enter into a master services agreement with HCAS Technologies (the “MSA”), Under the MSA, the Company will be acquiring information technology services and management from HCAS Technologies, as well as hiring Mr. Magdiel Rodriguez to act as Chief Information Officer. Magdiel Rodriguez has over 25 years’ experience in the areas of Information Security, Enterprise Risk Management and Compliance, Information Technology and Operations including 21 years with Visa Inc. where he performed as Senior Business Leader of Information Security.  Magdiel has

extensive experience in a broad range of areas related to Information Security, Network Engineering, and Enterprise Governance, Risk and Compliance and Payment networks within the financial industry.  As such, the increase in authorized capital stock is necessary to ensure that enough common shares are available to issue under these agreements.

Pursuant to an Amended MSA signed on May 13, 2019, the Company will issue a total of 30,000,000 warrants to purchase the Company’s common shares at a price of $0.005 as consideration for the services of HCAS and Mr. Magdiel. The closing of this transaction will occur upon the approval of certain corporate actions at the 2019 annual meeting.

3)On May 13, 2019, the Company entered into a joint venture agreement with Voting Portals, LLC (“VP”), a Florida limited liability company.  Pursuant to this agreement, the joint venture will be making use of the VP online e-voting web portal solutions and proprietary e-voting software programs to service and fulfill GES’s clients’ online elections and other e-voting events pursuant to the terms of the agreement, as well as any other ventures and relationships agreed to pursuant to the goals of the agreement.

The Agreement was amended and as part of this agreement, the Company will be issuing 10,000,000 common shares to VP for services rendered, upon approval of the corporate actions at the 2019 annual meeting.  VP will own 100% of the rights to the software, while GES will be responsible for all administrative and other election procedures. The closing of this transaction will occur upon the approval of certain corporate actions at the 2019 annual meeting.

4)Global Election Services, Inc. signed an engagement letter on June 19, 2019 with Blockchain Valley Ventures (“BVV”) of Zug Switzerland. Under the terms of the agreement, GES will pay BVV 50,000 Swiss Francs (CHF) and BVV will serve as an advisor in connection with a Voter Registration, Voter Authentication, and Voter Eligibility using a Blockchain Platform primarily covering the following matters:

(a)  Development and facilitation of an extended workshop with relevant and best in class third party blockchain technology companies such as Phoenix Systems AG, Securosys AG and others as well as any subject matter expert to be invited by Global Election Services Inc.

(b)  Development of a high-level technology solution architecture and its requirements for the blockchain based voting registration platform with inputs from third party blockchain technology.

(c)  Documentation of the results of (a) and (b) in order to provide the basis of the technical development of the platform.

(d) Development of an implementation recommendation with respect to Voting on the Blockchain Platform.

(e) Legal facilitation with respect to outside tax and legal advisors in connection with compliance with local and international regulation.

(f) Project Management during the engagement.

This will be delivered as a Working Paper discussing a high-level envisaged Blockchain platform, including a foundational flowchart, and implementation recommendation;

BVV is a Crypto Valley, Switzerland based venture capital firm who consists of highly successful entrepreneurs, finance experts, blockchain technology experts and ICO experienced analysts and consultants. The documents created will be used by GES, to create a Minimal Viable Product. This Product, along with GES licensing rights on GES existing Registration and Tabulation Software will be owned by GES.

Upon closing, the Company will have paid a total of CHF 50,000 for development of blockchain voting technologies and advisory services.

5)On June 15, 2019 Global Election Services Inc., (“GES”) entered into a Term Sheet to create a joint venture with TrueVote, Inc. Under the terms of the agreement GES will invest $50,000 into a 24 Month Debenture and issue a 3 year warrant exercisable at $0.01 for 4,500,000 common shares of Global Arena Holding Inc., (“GAHC”). GAHC will receive 3 million common shares of TrueVote, representing 30% of TrueVote Inc.  The closing of this transaction will occur upon the approval of certain corporate actions at the 2019 annual meeting.

TrueVote, Inc. is building a comprehensive end-to-end, de-centralized, completely digital voting system. This will be based on traditional, proven database methodologies, and layered with a "checksum" that's posted on the Blockchain, proving all data is immutable and unalterable. This design will ensure that every vote is transparently counted and verifiable.  TrueVote's approach is to first write and publish an extensive White Paper for peer review and start building the software based on the design laid out in the white paper. TrueVote's code will be completely open source, and TrueVote, Inc. will provide value-added services. This is similar to how Red Hat grew to be a leader in the enterprise operating systems segment. TrueVote is led by Brett Morrison and Ped Hasid.

Brett spent his time as Director of Enterprise Information Systems at SpaceX. His biggest professional achievement though was as an e-commerce pioneer, getting brands online and creating a new channel for sales at the beginning of the e-commerce boom.

Brett co-founded Onestop Internet in 2003 out of his garage and built the original e-commerce and warehouse management software that started the company. Throughout his time as Chief Technology Officer and Chief Innovation Officer at Onestop he oversaw and managed its growth and architected and helped build the new Onestop 2.0 platform. Prior to Onestop, Brett co-founded one of the first photo sharing companies on the Internet, ememories.com, which was sold to PhotoWorks, one of the largest photo processing companies in the U.S. During ememories.com, he made the move from Silicon Valley to Silicon Beach. Prior to that success, Brett held executive technology positions with several high-profile software companies. As an early employee and Chief Architect at Scopus Technology (acquired by Siebel Systems, then Oracle), Mr. Morrison was instrumental in designing state-of-the-art call center and Customer Relationship Management (CRM) software applications. Brett also spent some time in the

Entertainment industry, and produced two feature films, including THE COOLER, which garnered critical praise and an Oscar nomination for best supporting actor.

Brett received a bachelor's degree in interdisciplinary studies consisting of Computer Science, Management Information Systems, and Communication from the University of Arizona (Top 10 at time of graduation).

Ped Hasid's career started in his early teens interning at tech startups, while simultaneously attending school. Graduating UCLA with Magna Cum Laude Honors in 2007 he launched multiple successful IT service companies that leveraged his knowledge and expertise in information systems and custom turnkey solutions for a wide array of businesses applications.

Ped was introduced to Bitcoin in 2011 reading the Satoshi Nakamoto whitepaper, igniting a force within him to be more involved in the field of distributed ledger technology & crypto-currency. Ped's passion led him to host what would turn out to be one of the first Bitcoin meetups in Silicon Beach, successfully introducing many individuals to the world of crypto-currency and distributed ledger technology (“DLT”).

Ped later went on to cofound Block26, a venture vehicle for the DLT space established in 2014, leading the technology and investment strategy for the firm. Block26 to date has financed and incubated innovative projects that aim to enhance consumer adoption of DLT technology. Ped is an avid outdoorsman and loves spending time in nature with his family and friends and relishes the opportunity to manifest and create ideas that would help those in need and believes crypto-currency and blockchain technologies are integral for that. He is passionate about decentralization and is dedicated to advancing distributed ledger technology, the underlying protocol powering Bitcoin, Ethereum, and other world-class technology platforms.

Upon the closing of the agreement, GES will have invested $50,000 into a 24 Month Debenture and will have issued a 3 year warrant exercisable at $0.01 for 4,500,000 common shares of the Company, and the Company will receive 3,000,000 common shares of TrueVote Inc. as part of the joint venture between the companies.

6)On June 7, 2019, the Company’s second subsidiary, GAHI Acquisition Corp. (GAHI) was authorized by the Board of Directors of GAHC to infuse an initial deposit of $50,000 into the subsidiary for general capital and administrative expenses. GAHI will be repurposed in order to explore potential new business ventures in an effort to increase shareholder value. GAHC will cause GAHI to explore opportunities in the energy and minerals business, which may provide investment opportunities, including the possibility of providing blockchain technology software to energy and mineral companies. The Company added Mr. Jason N. Old to the GAHI Acquisition Board as a Director.

Effect on Par Value

The increase in authorized capital stock will not affect the par value of any class of the Company’s common stock, which will remain at $0.001 per share.

No Going Private Transaction

The Board of Directors does not intend for this transaction to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Interests of Certain Persons in the Action

Certain of the Company’s officers and directors have an interest in this Action as a result of their ownership of common shares, as set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management.”  However, we do not believe that our officers or directors have interests in this Action that are different from or greater than those of any other of our stockholders.

Recommendation

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL LISTED ABOVE.

PROPOSAL III

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has appointed Raul Carrega, CPA (which we refer to as “Carrega”) as our independent registered public accounting firm for the year ending December 31, 2019, and our Board has directed that management submit the appointment of Carrega as our independent registered public accounting firm for ratification by the stockholders at the Annual Meeting.

Stockholder ratification of the selection of Carrega as our independent registered public accountants is not required by our Bylaws or otherwise. However, our Board is submitting the appointment of Carrega to the stockholders for ratification as a matter of corporate practice. If the stockholders fail to ratify the appointment, the Board of Directors will reconsider whether or not to retain Carrega. Even if the selection is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent registered public accountant at any time during the year if the Board of Directors determines that such a change would be in the Company’s and our stockholders’ best interests.

Board Recommendation

OUR BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF RAUL CARREGA AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2019

DIRECTORS AND EXECUTIVE OFFICERS

Board Meetings

  During 2019, the Board of Directors of the Company held 13 telephonic meetings.  Each director attended 100% of the aggregate number of meetings of the Board held during 2019.

  It is the Company’s current policy to strongly encourage directors to attend the Annual Meeting of Shareholders, but they are not required to attend.

  Our Board of Directors presently has three members, and biographical information regarding these directors (all of whom are director nominees) is set forth above under the caption “PROPOSAL I.  RE-ELECTION OF DIRECTORS.”

Lack of Independence of Directors

At present, no members of our Board of Directors is be deemed to be “independent”.  In making that determination, our Board utilized the definition of independence used by The National Association of Securities Dealer, Inc.  Automated Quotation system, even though such definition does not currently apply to us because our shares of Common Stock are not listed on NASDAQ.

No Committees

Our Board of Directors does not, at present, have an audit, compensation or nominating committee, or any committee or committees performing similar functions.  All of these functions are, at present, performed by the Board of Directors as a whole.  The Board of Directors believes that, given its small size, the use of committees would hinder the Board’s efficiency and ability to respond quickly to the Company’s needs and circumstances.

Code of Ethics

  The Company adopted a written code of ethics that applies to the Company’s principal executive officer, principal financial officer, principal accounting officer and controller and any persons performing similar functions.  The Company will provide a copy of its code of ethics to any person without charge upon written request addressed to:  Global Arena Holding, Inc., 208 East 51st Street, Suite 112, New York, NY 10022, Attention:  Secretary.

Communications with the Board of Directors

  Shareholders may communicate with the full Board of Directors or individual directors by submitting such communications in writing to Global Arena Holding, Inc., Attention: Board of Directors (or the individual director(s)), 208 East 51st Street, Suite 112, New York, NY 10022.  Such communications will be delivered directly to the directors.

Executive Officer

  Set forth below is a table identifying our executive officer:

Name	Position	Term(s) of Office
John Matthews	Chief Executive Officer	March 20, 2014 to present
	Director	October 27, 2010 to present
	Chief Financial Officer	April 10, 2016 to present

  Biographical information for the chief executive officer set forth above is available under the caption “PROPOSAL I.  RE-ELECTION OF DIRECTORS.”

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Under Section 16(a) of the Securities Exchange Act of 1934, as amended, an officer, director, or greater-than-10% shareholder of the Company must file a Form 4 reporting the acquisition or disposition of Company’s equity securities with the Securities and Exchange Commission no later than the end of the second business day after the day the transaction occurred unless certain exceptions apply.  Transactions not reported on Form 4 must be reported on Form 5 within 45 days after the end of the Company’s fiscal year.  Such persons must also file initial reports of ownership on Form 3 upon becoming an officer, director, or greater-than-10% shareholder.  To the Company’s knowledge, based solely on a review of the copies of these reports furnished to it, the officers, directors, and greater than 10% beneficial owners complied with all applicable Section 16(a) filing requirements during 2019.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND

MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth, as of August 22, 2019, the number and percentage of our outstanding shares of common stock owned by (i) each person known to us to beneficially own more than 5% of its outstanding common stock, (ii) each director, (iii) each named executive officer and significant employee, and (iv) all officers and directors as a group.

Name and Address	Amount	Percentage
John Matthews	2,842,028	0.28%
208 East 51 Street, Suite 112
New York, NY 10022

Facundo Bacardi (1)	0	0%
208 East 51 Street, Suite 112
New York, NY 10022

Martin Doane (1)	0	0%
208 East 51 Street, Suite 112
New York, NY 10022

All Officers and Directors as a Group (3 persons)	2,842,028	0.28%

1)On April 20, 2017, the Company authorized the issuance of 5,263,158 shares to both Mr. Bacardi and Mr. Doane.  As of August 22, 2019, these shares are unissued.

Based upon 985,539,957 outstanding common shares as of August 22, 2019.

Summary Compensation Table

The following table sets forth the compensation awarded to, earned by or paid to our chief executive officer for the years ended December 31, 2018 and 2017.

Summary Compensation Table

Name and Principal Position	Cash Year	Salary ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
John Matthews	2018	228,850 (1)	-	-	-	228,850
CEO	2017	248,919 (2)	-	-	-	248,919

(1)Mr. Matthews received $79,250 as his salary from Global Arena and $149,600 from GES.

(2)Mr. Matthews received $138,919 as his salary and $110,000 as back owed salary from Global Arena.  In addition, he received $134,773 from GES.

Outstanding Equity Awards at December 31, 2018

There have been no equity awards to date.

Compensation of Non-Employee Directors

There has been no compensation awarded to non-employee directors to date.

Compensation Plan

Stock options plan

In June 2011, the Board of Directors adopted a Stock Awards Plan (“Plan”).  The purpose of the Plan is to attract, retain and motivate employees, directors and persons affiliated with the Company and to provide such participants with additional incentive and reward opportunities.  The awards may be in the form of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock awards, phantom stock awards, or any combination of the foregoing. The total number of shares of stock reserved for issuance under the Plan is 3,000,000.

On December 8, 2017, the Company granted stock options to purchase 45,000,000 shares of the Company common stock.  The options were fully vested when issued with a fair value of approximately $972,000 at the grant date. Weighted average assumptions used to estimate the fair value of stock options on the date of grant are as follows:

December 8, 2017
Expected dividend yield	0%
Expected stock price volatility	478%
Risk free interest rate	2.14%
Expected life (years)	5 year

The stock-based compensation related to stock options, included in stock compensation expense in the consolidated statements of operations, was $0 and $972,000 for the years ended December 31, 2018 and 2017, respectively.

A summary of the option activity is presented below:

			Weighted
		Weighted	Average
		Average	Remaining	Aggregate
	Number of	Exercise	Contractual	Intrinsic
	Options	Price ($)	Life (in years)	Value ($)
Outstanding, December 31, 2016	3,000,000	0.07	3.63	-
Granted	45,000,000	0.02
Exercised	-
Forfeited/Canceled	-
Outstanding, December 31, 2017	48,000,000	0.03	4.80	549,000
Granted	-
Exercised	-
Forfeited/Canceled	-
Outstanding, December 31, 2018	48,000,000	0.03	3.80	-
Exercisable, December 31, 2018	48,000,000	0.03	3.80	-

Warrant Activity

A summary of warrant activity is presented below:

			Weighted
		Weighted	Average
		Average	Remaining	Aggregate
	Number of	Exercise	Contractual	Intrinsic
	Warrants	Price ($)	Life (in years)	Value ($)
Outstanding, December 31, 2016	110,149,478	0.080	2.17	2,140
Granted	241,759,782	0.006
Exercised	-
Forfeited/Canceled	(14,517,245)	0.220
Outstanding, December 31, 2017	337,392,015	0.020	2.08	8,634,053
Granted	161,493,143	0.016
Exercised	-
Forfeited/Canceled	(32,608,568)	0.100
Outstanding, December 31, 2018	466,276,590	0.013	1.95	14,560
Exercisable, December 31, 2018	466,276,590	0.013	1.95	14,560

During the year ended December 31, 2018, the Company issued a total of 157,993,143 warrants in connection with a new convertible promissory note payable. The fair values of the warrants were determined using the Black-Scholes option pricing model with the following assumptions:

•Expected life of 3-5 years

•Volatility of 314% - 337%;

•Dividend yield of 0%;

•Risk free interest rate of 2.06% - 2.74%

During the year ended December 31, 2018, the Company issued 3,500,000 warrants to a consultant for services rendered valued at $14,603. The fair values of the warrants were determined using the Black-Scholes option pricing model with the following assumptions:

•Expected life of 3 years

•Volatility of 328%;

•Dividend yield of 0%;

•Risk free interest rate of 2.68%

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Related Party Transactions, Promoters and Director Independence

Election Services Solutions, LLC is owned by John W. Matthews, the father of our CEO, John Matthews.

OTHER MATTERS

Section 16(A) Beneficial Ownership Reporting Compliance

Rules adopted by the SEC under Section 23(a) of the Securities Exchange Act of 1934, or the Exchange Act, require our officers and directors, and persons who own more than 10% of the issued and outstanding shares of our equity securities, to file reports of their ownership, and changes in ownership, of such securities with the SEC on Forms 3, 4 or 5, as appropriate. Such persons are required by the regulations of the SEC to furnish us with copies of all forms they file pursuant to Section 16(a).

Based solely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to us during our most recent fiscal year, and any written representations provided to us, we believe that all of the officers, directors, and owners of more than 10% of the outstanding shares of our common stock complied with Section 16(a) of the Exchange Act for the year ended December 31, 2018.

Stockholder Proposals and Director Nominations for 2020 Annual Meeting

For any proposal, including director nominees, to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2020 Annual Meeting, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934. Such proposals must be received by the Company at its offices at 208 East 51st Street, Suite 112, New York, NY 10022, on or before June 30, 2020. Our board of directors will review any proposals from eligible stockholders that it receives by that date and will make a determination whether any such proposals will be included in our proxy materials. Any proposal received after that date shall be considered untimely and shall not be made a part of our proxy materials.

A stockholder who wishes to make a proposal at the next Annual Meeting without including the proposal in our proxy statement must also notify us within a reasonable time before we print and mail the proxy materials. If a stockholder fails to give reasonable advance notice, then the persons named as proxies in the proxies solicited by us for the next Annual Meeting will have discretionary authority to vote on the proposal.

Delivery of Proxy Materials to Households

You can access a copy of our annual report on Form 10-K containing the financial statements for the fiscal year ended December 31, 2018 online by visiting www.sec.gov.

  Pursuant to SEC rules, services that deliver the Company’s communications to shareholders that hold their stock through a bank, broker, or other holder of record may deliver to multiple shareholders sharing the same address a single copy of the Company’s proxy statement.  Upon written or oral request, the Company will promptly deliver a separate copy of this proxy statement to any shareholder at a shared address to which a single copy of each document was delivered.  In addition, upon written or oral request, the Company will promptly deliver a copy of the annual report on Form 10-K for the year ended December 31, 2018.  Shareholders may notify the Company of their requests by calling the Company at (646) 801-6146 or by sending a written request addressed to Global Arena Holding, Inc., 208 East 51st Street, Suite 112, New York, NY 10022, Attention:  Investor Relations.

We have retained Laurel Hill Advisory Group, LLC to aid us in the solicitation of proxies; for assistance or information Laurel Hill can be reached at 1-888-742-1305.

Other Matters

We will also consider any other business that properly comes before the Annual Meeting, or any adjournment or postponement thereof. As of the record date, we are not aware of any other matters to be submitted for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named on the enclosed proxy card will vote the shares they represent using their best judgment.

Incorporation by Reference

Information on our website, other than our proxy statement, notice and form of proxy, is not part of the proxy soliciting materials and is not incorporated herein by reference.

By Order of the Board of Directors

John Matthews

Chairman of the Board of Directors,

President and Chief Executive Officer

208 East 51st Street, Suite 112

New York, NY 10022

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 is available without charge upon written request to: Corporate Secretary, Global Arena Holding, Inc., 208 East 51st Street, Suite 112, New York, NY 10022.

GLOBAL ARENA HOLDING, INC.

Annual Meeting of Stockholders

October 11, 2019 10:00 AM

This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) John Matthews, as proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of GLOBAL ARENA HOLDING, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, EDT on 10/11/2019, at the Kimberly Hotel, 145 E. 50th St., New York, NY 10022 and any adjournment or postponement thereof. In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Continued and to be signed on reverse side

CONTROL #

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the envelope we have provided.

VOTE IN PERSON

If you would like to vote in person, please attend the Annual Meeting of Shareholders to be held on October 11, 2019 at 10:00 a.m. Local Time at the Kimberly Hotel, 145 E. 50th St., New York, NY 10022

Please Mark, Date, Sign and Return Promptly in the Enclosed Envelope

Annual Meeting Proxy Card – Global Arena Holding, Inc.

The Board of Directors recommends you vote FOR all of the following director nominees:

(1)Election of Directors:

For ALL NOMINEES LISTED BELOW                                        WITHHOLD AUTHORITY TO VOTE

(except as marked to the contrary below) FOR ALL NOMINEES LISTED BELOW

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES, STRIKE THROUGH THE NOMINEES’ NAME BELOW:

01  John Matthews02  Facundo Bacardi03 Martin Doane

(2)Authorization to increase authorized capital stock to 2,000,000,000 (two billion):

For  Against Abstain

(3)To ratify the appointment of Raul Carrega, CPA as the Company’s independent registered public accounting firm for the year ending December 31, 2019:

For  Against Abstain

NOTE: if any other matters come before the Annual Meeting of Shareholders calling for a vote of shareholders, then the shares represented by this proxy may be voted by the proxy holders in accordance with their best judgment.

DATESIGNATURESIGNATURE, IF HELD JOINTLY

________________________________________________________________

PLEASE RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

To Our Shareholders:

    Whether or not you are able to attend our 2019 Annual Meeting of Shareholders, it is important that your shares be represented, regardless of the number of shares you own.  Accordingly, please complete and sign the Proxy provided above and mail it in the enclosed postage paid envelope.

    We look forward to receiving your voted Proxy at your earliest convenience.

If you have any questions or need assistance with voting your shares, please call:

LAUREL HILL ADVISORY GROUP, LLC

2 Robbins Lane, Suite 201

Jericho, NY 11753

1(888)-742-1305

Banks and Brokers please call 1(516) 933-3100